Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Detail) - ColdQuanta, Inc. dba Infleqtion [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Prepaid Expenses and Other Current Assets [Line Items]
Prepaid expenses	$ 2,834	$ 2,759
Deferred offering costs	6,384	0
Grant receivable	562	0
Contract assets	201	0
Other current assets	55	436
Total prepaid expenses and other current assets	$ 10,036	$ 3,195